Ivy Funds

Supplement dated January 7, 2013 to the

Ivy Funds Prospectus

dated July 31, 2012

and as supplemented September 12, 2012, December 3, 2012 and January 2, 2013

The following is added as a new section following the fourth bullet point in the “Your Account — Choosing a Share Class — Sales Charge Waivers for Certain Transactions — Class A or Class E shares may be purchased at NAV through:” section on page 193 of the Ivy Funds Prospectus:

Class E shares may be purchased at NAV through:

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Direct rollover initiated from an account in a qualified state tuition program, where (i) such account is under a plan associated with a qualified state tuition program established in accordance with Section 529 of the Code and (ii) you certify to Waddell & Reed (on your Rollover Request form) that a front-end sales charge was previously paid with respect to the contribution(s) to which the rollover relates. Additional contributions made to your Ivy InvestEd Plan account will be assessed the applicable sales charge. If rolling over assets from an in-state to an out-of-state 529 Plan, you should be aware that some states require the recapture of prior state tax benefits and/or the rollover may be otherwise taxable by the state from whose 529 Plan you are exiting. You should also consider possible withdrawal charges by the 529 Plan which you are exiting and differences in ongoing fees. You should consult a qualified tax advisor for individualized advice before initiating the rollover.

Supplement	Prospectus	1